                                                                   Exhibit 99.01

                           WAIVER AND NINTH AMENDMENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

     This Waiver and Ninth Amendment to Loan and Security Agreement (this
"AGREEMENT") is entered into as of the 9th day of June, 2005, by and among DEL
GLOBAL TECHNOLOGIES CORP., a New York corporation ("DEL GLOBAL"), BERTAN HIGH
VOLTAGE CORP., a Delaware corporation ("BERTAN"), RFI CORPORATION, a Delaware corporation ("RFI"), and DEL MEDICAL IMAGING CORP., a Delaware corporation ("DEL
MEDICAL") (each a "BORROWER" and collectively, the "BORROWERS") and GE BUSINESS
CAPITAL CORPORATION F/K/A TRANSAMERICA BUSINESS CAPITAL CORPORATION, a Delaware
corporation ("LENDER").

                                   BACKGROUND

     The Borrowers and the Lender are parties to a Loan and Security Agreement dated as of June 10, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") pursuant to which the Lender provides the Borrowers with certain financial accommodations.

     The Borrowers have requested that the Lender amend the Loan Agreement to reduce the amount of Excess Availability required under the Loan Agreement and waive an Event of Default arising out of Borrowers violation of the Fixed Charge
Coverage Ratio for quarter ending April 30, 2005. The Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrowers by the
Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2.  AMENDMENT  TO  LOAN  AGREEMENT.  Subject  to  the  satisfaction  of the conditions  precedent set forth in Section 4 below,  Section  7.2(x) of the Loan
Agreement is amended to provide as follows:

         "(x) Excess Availability. At all times, after giving effect to all
         Revolving Credit Loans and all Letters of Credit issued at such time, the Excess Availability shall not be less than $250,000."

     3. WAIVER. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Lender hereby waives the Event of Default arising solely out of the failure of the Borrowers to maintain the Fixed Charge Coverage
Ratio for the fiscal period ending April 30,2005 as required by Section 8.4 of the Loan Agreement,

     4. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective upon satisfaction or waiver in writing by the Lender of each of the following conditions precedent, each in form and substance satisfactory to the Lender: (a)
the Lender's receipt of this Agreement duly executed by the Borrowers; and (b)
the Lender's receipt of a non-refundable fee in the amount of $25,000 and all reasonable attorney's fees incurred in connection with this Agreement, each of which shall be charged to the Borrowers' loan account as a Loan on the date of this Agreement.

     5. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant as follows:

        (a) This Agreement and the Loan Agreement constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their respective terms.

        (b) Upon the effectiveness of this Agreement, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan
Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

        (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Agreement.

        (d) As of the date hereof, the Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

     6. EFFECT ON THE LOAN AGREEMENT. Except as specifically provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver or an amendment of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     7. GOVERNING LAW. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of
Illinois.

     8. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     9. COUNTERPARTS; FACSIMILE. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                                        DEL GLOBAL TECHNOLOGIES CORP.

                                        By: /s/ Mark A. Koch
                                           ----------------------------
                                            Name:  MARK A. KOCH
                                            Title: TREASURER

                                        BERTAN HIGH VOLTAGE CORP.

                                        By: /s/ Mark A. Koch
                                           ----------------------------
                                            Name:  MARK A. KOCH
                                            Title: SECRETARY

                                        RFI CORPORATION

                                        By: /s/ Mark A. Koch
                                           ----------------------------
                                            Name:  MARK A. KOCH
                                            Title: SECRETARY

                                        DEL MEDICAL IMAGING CORP.

                                        By: /s/ Mark A. Koch
                                           ----------------------------
                                            Name:  MARK A. KOCH
                                            Title: SECRETARY

                                        GE BUSINESS CAPITAL CORPORATION F/K/A
                                        TRANSAMERICA BUSINESS CAPITAL
                                        CORPORATION

                                        By: /s/ Jeffrey Zinn
                                           ------------------------------
                                           Name: Jeffrey Zinn
                                           Title: Duly Authorized Signatory

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